                                PROMISSORY NOTE

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   PRINCIPAL           LOAN DATE           MATURITY           LOAN NO.        CALL/COLL       ACCOUNT       OFFICER       INITIALS
 $500,000.00          03-01-2005                                             (G4AO)                           DOC
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                            References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
                           Any item above containing ***** has been omitted due to text length limitations.
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BORROWER: CREATIVE ENTERPRISES INTERNATTONAL, INC.               LENDER:  MADISON BANK A DIVISION OF LEESPORT BANK
          825 LAFAYETTE ROAD                                              1767 SENTRY WEST
          BRYN MAWR, PA 19010                                             BLUE BELL, PA 19422

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     PRINCIPAL AMOUNT: $500,000.00                       INITIAL RATE: 6.500%               DATE OF NOTE: MARCH 1, 2005

PROMISE TO PAY. CREATIVE ENTERPRISES INTERNATIONAL, INC. ("BORROWER") PROMISES
TO PAY TO MADISON BANK A DIVISION OF LEESPORT BANK ("LENDER"), OR ORDER, IN
LAWFUL MONEY OF THE UNITED STATES OF AMERICA, ON DEMAND, THE PRINCIPAL AMOUNT
OF FIVE HUNDRED THOUSAND & 00/100 DOLLARS ($500,000.00), TOGETHER WITH INTEREST
ON THE UNPAID PRINCIPAL BALANCE FROM MARCH 1, 2005, UNTIL PAID IN FULL.

PAYMENT. BORROWER WILL PAY THIS LOAN IMMEDIATELY UPON LENDER'S DEMAND. PAYMENT
IN FULL IS DUE IMMEDIATELY UPON LENDER'S DEMAND. BORROWER WILL PAY REGULAR
MONTHLY PAYMENTS OF ALL ACCRUED UNPAID INTEREST DUE AS OF EACH PAYMENT DATE,
BEGINNING APRIL 1, 2005, WITH ALL SUBSEQUENT INTEREST PAYMENTS TO BE DUE ON THE
SAME DAY OF EACH MONTH AFTER THAT. UNLESS OTHERWISE AGREED OR REQUIRED BY
APPLICABLE LAW, PAYMENTS WILL BE APPLIED FIRST TO ANY ACCRUED UNPAID INTEREST;
THEN TO PRINCIPAL; THEN TO ANY UNPAID COLLECTION COSTS; AND THEN TO ANY LATE
CHARGES. THE ANNUAL INTEREST RATE FOR THIS NOTE IS COMPUTED ON A 365/360 BASIS;
THAT IS, BY APPLYING THE RATIO OF THE ANNUAL INTEREST RATE OVER A YEAR OF 360
DAYS, MULTIPLIED BY THE OUTSTANDING PRINCIPAL BALANCE, MULTIPLIED BY THE ACTUAL
NUMBER OF DAYS THE PRINCIPAL BALANCE IS OUTSTANDING. BORROWER WILL PAY LENDER
AT LENDER'S ADDRESS SHOWN ABOVE OR AT SUCH OTHER PLACE AS LENDER MAY DESIGNATE
IN WRITING.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is Lender's Prime Rate (the
"Index"). This is the rate Lender charges, or would charge, on 90-day unsecured loans to the most creditworthy corporate customers. This rate may or may not be the lowest rate available from Lender at any given time. Lender will tell
Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each DAY. Borrower understands that Lender may make loans based on other rates as well. The index currently is 5.500% per annum. The interest rate to be applied to the unpaid principal balance of this
Note will be at a rate of 1.000 percentage point over the Index, resulting in an initial rate of 6.500% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full",
"without recourse", or similar language. If Borrower sends such a payment,
Lender may accept it without losing any of Lender's rights under this Note, and
Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full"
of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to:
MADISON BANK A DIVISION OF LEESPORT BANK, 1767 SENTRY WEST, BLUE BELL, PA 19422.

LATE CHARGE. If a regularly scheduled interest payment is 10 days or more late,
Borrower will be charged 8.000% of the unpaid portion of the regularly scheduled payment or $15.00, whichever is greater. If Lender demands payment of this loan, and Borrower does not pay the loan in full within 10 days after Lender's demand,
Borrower also will be charged either 8.000% of the unpaid portion of the sum of the unpaid principal plus accrued unpaid interest or $15.00, whichever is greater.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the variable interest rate on this Note to 6.000 percentage points over the Index. The interest rate will not exceed the maximum rate permitted by applicable law. If judgment is entered in connection with this Note, interest will continue to accrue on this Note after judgment at the interest rate applicable to this Note at the time judgment is entered.

DEFAULT. Each of the following shall constitute an event of default ("Event of
Default") under this Note.

     PAYMENT DEFAULT. Borrower fails to make any payment when due under this
     Note.

     OTHER DEFAULTS. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and
     Borrower.

     FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

     INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

     CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if
     Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

     EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note. In the event of a death, Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

     CHANGE IN OWNERSHIP. Any change in ownership of twenty-five percent (25%)
     or more of the common stock of Borrower.

     ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performances of this Note is impaired.

     INSECURITY. Lender in good faith believes itself insecure.

                                PROMISSORY NOTE
                                  (CONTINUED)                            Page 2
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     CURE PROVISIONS. If any default, other than a default in payment or failure to satisfy Lender's requirement in the insufficient Market Value of
     Securities section is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve
     (12) months, it may be cured if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon Lender's demand, Lender may, after giving such notices as required by applicable law, declare the entire unpaid principal balance on this
Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any  action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Note will be governed by, construed and enforced in accordance with federal law and the laws of the Commonwealth of Pennsylvania.
This Note has been accepted by Lender in the Commonwealth of Pennsylvania.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of MONTGOMERY County, Commonwealth of Pennsylvania.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $30.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future.
However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone.
All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.
The obligations under this Note are joint and several. If any portion of this
Note is for any reason determined to be unenforceable, it will not affect the enforceability of any other provisions of this Note.

CONFESSION OF JUDGMENT. BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY
ATTORNEY OR THE PROTHONOTARY OR CLERK OF ANY COURT IN THE COMMONWEALTH OF
PENNSYLVANIA, OR ELSEWHERE, TO APPEAR AT ANY TIME FOR BORROWER AFTER A DEFAULT
UNDER THIS NOTE AND WITH OR WITHOUT COMPLAINT FILED, CONFESS OR ENTER JUDGMENT
AGAINST BORROWER FOR THE ENTIRE PRINCIPAL BALANCE OF THIS NOTE AND ALL ACCRUED
INTEREST, LATE CHARGES AND ANY AND ALL AMOUNTS EXPENDED OR ADVANCED BY LENDER
RELATING TO ANY COLLATERAL SECURING THIS NOTE, TOGETHER WITH COSTS OF SUIT, AND
AN ATTORNEY'S COMMISSION OF TEN PERCENT (10%) OF THE UNPAID PRINCIPAL BALANCE
AND ACCRUED INTEREST FOR COLLECTION, BUT IN ANY EVENT NOT LESS THAN FIVE HUNDRED
DOLLARS ($500) ON WHICH JUDGMENT OR JUDGMENTS ONE OR MORE EXECUTIONS MAY ISSUE
IMMEDIATELY; AND FOR SO DOING, THIS NOTE OR A COPY OF THIS NOTE VERIFIED BY
AFFIDAVIT SHALL BE SUFFICIENT WARRANT. THE AUTHORITY GRANTED IN THIS NOTE TO
CONFESS JUDGMENT AGAINST BORROWER SHALL NOT BE EXHAUSTED BY ANY EXERCISE OF THAT
AUTHORITY, BUT SHALL CONTINUE FROM TIME TO TIME AND AT ALL TIMES UNTIL PAYMENT
IN FULL OF ALL AMOUNTS DUE UNDER THIS NOTE. BORROWER HEREBY WAIVES ANY RIGHT
BORROWER MAY HAVE TO NOTICE OR TO A HEARING IN CONNECTION WITH ANY SUCH
CONFESSION OF JUDGMENT AND STATES THAT EITHER A REPRESENTATIVE OF LENDER
SPECIFICALLY CALLED THIS CONFESSION OF JUDGMENT PROVISION TO BORROWER'S
ATTENTION OR BORROWER HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF
THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO
THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

THIS NOTE IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS NOTE IS AND SHALL
CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

BORROWER:

CREATIVE ENTERPRISES INTERNATIONAL, INC.

By: /s/ Michael Salaman                      (Seal)
    -----------------------------------------
    MICHAEL SALAMAN, PRESIDENT & SECRETARY OF
    CREATIVE ENTERPRISES INTERNATIONAL, INC.

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